1 JMP Securities Healthcare Conference JMP Securities Healthcare Conference September 28, 2011 September 28, 2011 Exhibit 99.1

Forward-Looking Statements
Forward-Looking Statements

This presentation contains forward-looking statements about Orexigen Therapeutics, Inc. Words such as "believes," "anticipates,"
"plans," "expects," "indicates," "will," "intends," "potential," "suggests," "assuming," "designed" and similar expressions are intended to identify forward-looking statements. These statements are based on the Company's current beliefs and expectations. These forward-looking
cardiovascular outcomes trial (CVOT); the potential for resubmission and approval of an NDA based on interim results of the CVOT;
the prospects for ultimate approval of an NDA for Contrave; and the potential to complete a partnership or similar transaction for ex-
North American rights to Contrave and maintain the Company’s existing North American collaboration with Takeda Pharmaeuticals.
The inclusion of forward-looking statements should not be regarded as a representation by Orexigen that any of its plans will be achieved. Actual results may differ from those set forth in this presentation due to the risk and uncertainties inherent in Orexigen’s business, including, without limitation: Orexigen’s ability to maintain and raise sufficient capital to fund the CVOT and maintain its other operations; the uncertainty of the FDA approval process, including requirements for additional clinical and non-clinical studies or other commitments prior to the submission and approval of an NDA for Contrave; Orexigen's ability to demonstrate that the risk of major adverse CV events in overweight and obese subjects treated with Contrave does not adversely affect the product candidate’s benefit-risk profile; the potential for FDA’s planned 2012 public advisory committee meeting on obesity drug development to result in additional NDA approval requirements for Contrave as well as post-approval commitments; Orexigen’s dependence on Takeda Pharmaceuticals for aspects of the development and commercialization of Contrave; reliance on third parties to supply Contrave and assist with the development of Contrave and the regulatory submissions related thereto; the potential for adverse safety findings relating to Contrave; intense competition in the obesity marketplace and the potential for new products to emerge that provide different or better therapeutic alternatives for obesity and weight loss compared to Contrave; and other risks described in the Company's filings with the Securities and Exchange Commission (SEC). You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Orexigen undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. Further information regarding these and other risks is included under the heading "Risk Factors" in Orexigen’s Quarterly Report on Form 10-Q, which was filed with the SEC on August 8, 2011 and is available from the SEC's website (www.sec.gov) and on our website (www.orexigen.com) under the heading "Investor Relations”. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

statements include statements regarding: the study design for, and the timing and feasibility of, the Contrave
®

Orexigen Strategic Summary
Orexigen Strategic Summary
Clear path to approval defined by FDA’s OND
Clear path to approval defined by FDA’s OND
Time, cost and probability of success make approval
Time, cost and probability of success make approval
requirements feasible
requirements feasible
Regulatory Path Clarified
Regulatory Path Clarified
Obesity remains a huge market opportunity
Obesity remains a huge market opportunity
Global epidemic with increasing public health concerns
Global epidemic with increasing public health concerns
Obesity Unmet Need
Obesity Unmet Need
Contrave
Contrave
® ® has blockbuster, global potential
has blockbuster, global potential
Target profile indicates potential first-line pharmacotherapy for
Target profile indicates potential first-line pharmacotherapy for the majority of patients
the majority of patients
NA partner Takeda has relevant skills and experience
NA partner Takeda has relevant skills and experience
Ex-NA commercial partnership planned
Ex-NA commercial partnership planned
Orexigen Position
Orexigen Position

Experienced Management Team with a Strong
Balance Sheet
Experienced Management Team with a Strong
Balance Sheet
Michael Narachi, President and CEO
20-Year Veteran of Amgen – Including:
GM of Anemia Business Unit
Global Team Leader, Neupogen
Head of Licensing and Business Development
Mark Booth, Chief Commercial Officer
President, Takeda Pharmaceuticals North America
Senior Commercial Officer, Immunex and Abbott
Jay Hagan, Chief Business Officer
Managing Director, Amgen Ventures
Head of Corporate Development, Amgen
Preston Klassen, M.D., SVP, Head of
Development
Nephrology Therapeutic Area Head, Amgen
Suzanne McDonald, Consultant, Managed
Markets & Government Affairs
VP, Managed Markets and Government Affairs, Takeda
Heather Turner, SVP, General Counsel
Associate General Counsel, Conor Medsystems
Dawn Viveash, M.D., SVP, Head of
Regulatory Affairs
VP, Regulatory Affairs and Safety, Amylin
VP, Regulatory Affairs and Safety, Amgen & Immunex
Global Chief Safety Officer, P&U

End of Q2 Cash and Investments Balance of $69.7m
Currently Low Operating Expense Base and No Debt

5 Regulatory Update Orexigen Position Global Need

Filed
NDA
NDA Accepted
by FDA
Results
Published in
The Lancet
& Obesity
Signed Takeda
Partnership
Positive Advisory
Committee
Meeting
The Orexigen Story – Two Years of Successes and
Setbacks, but a Clear Path to Approval Has Emerged
The Orexigen Story – Two Years of Successes and
Setbacks, but a Clear Path to Approval Has Emerged
2010
2011
CRL
Received
EOR – Appeal,
Programs Halted &
New Asset Search
Initiated
FDA Feedback on
Feasible Path
Forward –
Development
Restarted
6
Q1 Q2 Q3
Q4 Q1
Q2
Q3
Q4

FDA Has Provided Guidance on Critical Elements for
Feasible Trial
FDA Has Provided Guidance on Critical Elements for
Feasible Trial
Goal of trial is to demonstrate that the risk of CV events is not unacceptably high
Primary endpoint is major CV events (MACE = CV death, MI, stroke)
Enrolled patient population should have background MACE event rate of 1.0-1.5% per year
Success criteria at interim analysis to enable approval:
– Upper bound of 95% CI should exclude a hazard ratio of 2.0
– Requires ~87 endpoint events and an observed hazard ratio of <1.32
Success criteria at final (post-approval) analysis:
– Upper bound of 95% CI should exclude a hazard ratio of 1.4
– Requires ~371 endpoint events and an observed hazard ratio of <1.14

Trial Focus Enables Streamlined Approach and Drives
Feasible Cost Estimates
Trial Focus Enables Streamlined Approach and Drives
Feasible Cost Estimates
Typical Phase 3 Trial Approach for Contrave CVOT*
Comprehensive evaluation of efficacy
and general safety
Targeted clinical question allows
focused and streamlined design
Detailed data collection is required
with lengthy CRF (drives site cost)
A CRF focused on primary endpoint
(less data capture)
AE collection is broad AE collection limited to SAE
Comprehensive labs and ancillary
assessments
Limited labs/ancillary measures
Frequent site visits Less frequent site visits
Trial activity is focused at sites Leverages web-based activity
Many enrollment exclusion criteria Fewer enrollment exclusion criteria
*Trial design and cost assumptions based on current understanding of FDA correspondence. Final cost projections require FDA agreement on trial protocol.
8
Total cost of Contrave CVOT to interim analysis
and approval is estimated at <$100M
*

Probability of Success at Interim Analysis is High
Probability of Success at Interim Analysis is High
Bupropion well characterized in >50M patients over >25 years
– Large prospective patient registries (up to 10,000 patients) and examination of AERS have not identified evidence of increased clinical cardiovascular events
Demonstration of non-inferior CV safety required for approval
– Interim analysis hurdle for approval is reasonable and analogous to the threshold required in Type 2 DM
– Excluding a HR of 2.0 at interim is possible with a trial result HR as high as 1.31
We believe Contrave CV trial is unlikely to produce SCOUT-like results
– Bupropion is a different drug with different clinical profile
– Risk Engine modeling of 1-year Contrave Phase 3 data predicts reduced
10-year CV risk compared to placebo
– Use of a real-world approach to drug utilization will focus therapy on early responders

Estimated Timing of Key Events That Could Deliver a
2014 Approval
Estimated Timing of Key Events That Could Deliver a
2014 Approval
Development Milestone Estimated Time
Finalize Protocol Details and Begin CVOT 7-9 months
Enroll and Accrue 87 CV Events for Interim Analysis 18-20 months
Time to Prepare resubmission 3-4 months
Regulatory Review 6 months
Potential Approval H2 2014

Regulatory Update Orexigen Position Global Need 11

Obesity Epidemic Plus Lack of Solutions Have
Created a Perfect Storm
Obesity Epidemic Plus Lack of Solutions Have
Created a Perfect Storm
12
T2DM, Driven by Obesity, Is an Epidemic
1 in 3 Adults in the U.S. May Have Diabetes by 2050 (CDC)
Associated with Premature Death & Physical/Psychosocial Consequences
Weight Loss of 5 10% Confers Significant Benefits
Lifestyle Change is Critical, but Weight Loss Difficult to
Achieve/Maintain
Large Gaps in Current Treatment Paradigm
75M
U.S.
103M
16%
34%
43%
Serious Disease Attributable
to Obesity
Treatment Options Needed
Increase in Obesity
Source: http://www.cdc.gov; http://www.fightchronicdisease.org; Flegal KM, et al. 2010

World Wide Obesity Prevalence Projected to
Increase Over the Next Decade
World Wide Obesity Prevalence Projected to
Increase Over the Next Decade
n= ~473M people
n= ~473M people n= ~655M people
n= ~655M people
2010
2010
% Growth % Growth
81% 81%
17% 17%
38% 38%
20% 20%
41% 41%
Region Region
Source: EuroMonitor, 2010 Source: EuroMonitor, 2010
2020
2020
13
182
135
117
127
93
Asia Pacific
Europe
Latin America
North America
ROW
101
115
85
106
66

Regulatory Update Orexigen Position Global Need 14

Majority of Obese are Untreated in an Environment of Limited Treatment Options
Contrave
Keys to Commercial Success
Contrave
Keys to Commercial Success
Source: CDC (2009)
103M
US Obesity Rate Growth
Obesity
Rate
Blockbuster Market Size Blockbuster Market Size Market Growth Market Growth
Significant Unmet Need – Limited Competition
Contrave: Differentiated Profile Contrave: Differentiated Profile Takeda: Well Established and Resourced Takeda: Well Established and Resourced
BMI
Distribution
of US Pop:
Morbidly Obese Obese Overweight
~ 113K People
Treated w/ Surgery
~ 2 Million People
Treated w/ Rxs
US Population
~ 1 in 3 People
in the US
are Obese
15
50%
40%
30%
20%
10%
0%
1970s 2009 2018

Typical Response to Weight Loss Therapy
is not Uniform
Typical Response to Weight Loss Therapy
is not Uniform
16
COR-I Weight Loss Distribution (Contrave32)
COR-I Weight Loss Distribution (Contrave32)
- 40
- 30
- 20
- 10
0
10
20
30
N=471
N=471 for COR-I subjects treated with Contrave 32 32

Our Recommended Treatment Algorithm Focuses on
Patients who Achieve a Meaningful Response
Our Recommended Treatment Algorithm Focuses on
Patients who Achieve a Meaningful Response
Our Focus: Patients
Who Lose 5%
<5% weight loss
COR-I Weight Loss Distribution (Contrave32)
N=471 for COR-I subjects treated with Contrave 32
-40
-30
-20
-10
0
10
20
30

Treatment Algorithm:  Identify Early Responders
for Continued Long-term Therapy
Treatment Algorithm:  Identify Early Responders
for Continued Long-term Therapy
Appropriate BMI
Motivated to Adhere
to Lifestyle Change
Inadequate
Response to Diet &
Exercise
Select Responders
for Continued
Treatment
Reinforce Adherence
to Appropriate Use
Evaluate Adherence
to Appropriate Use
Guidance
Assess Response
to Therapy ( 5%)
Screening
16-Week
Therapeutic Trial
Long-Term
Therapy

Contrave Early Responders Go on to Achieve
Substantial Long Term Weight Loss
Contrave Early Responders Go on to Achieve
Substantial Long Term Weight Loss
Weight Loss Distribution
Weight Loss Distribution
0% - 5%
Weight loss
10% - 15%
Weight Loss
Avg Wt Loss =
26.7 lbs
>15% Wt Loss
Avg Wt Loss =
43.9 lbs
Weight Gain
Represents one year data for responders (patients with 5% weight loss at week 16 per recommended treatment protocol)
5% - 10%
Weight Loss
Avg Wt Loss =
17.0 lbs

Contrave Responders Achieve Improvement across
Multiple Cardiometabolic Parameters
Contrave Responders Achieve Improvement across
Multiple Cardiometabolic Parameters
Improvement
(Standardized Mean Change from Baseline)
Contrave32
N=1038
Placebo
N=254
-11.3% -8.6%
-9.5 cm -7.2 cm
5.2 mg/dL 2.9 mg/dL
-2.5 mg/dL 1.7 mg/dL
-16.0% -9.2%
-38.9% -36.2%
14.7 12.3
-1.0% -0.6%
-0.9 mm Hg -2.8 mm Hg
-1.6 mm Hg -2.6 mm Hg
0.2 bpm -2.3 bpm
Proportion w/ 5% Wt Loss Wk 16
51% 19%
Contrave32 Standardized Mean
Change from Baseline at 1 Year
Change from Baseline at 1 Year
Body Weight
Waist Circ.
HDL
LDL
Triglycerides
hsCRP
IWQOL
HbA1c
SBP
DBP
Heart Rate
-0.4 0 0.4 0.8 1.2 1.6 2 2.4

Contrave:  Well Characterized Safety Profile
Contrave:  Well Characterized Safety Profile
Delivers Safety Experience Consistent with
Delivers Safety Experience Consistent with
20+ Year History of Underlying Agents
20+ Year History of Underlying Agents
Known Areas of Focus for Development Program –
Known Areas of Focus for Development Program –
CV Effects, Seizure, Psychiatric Effects, Creatinine
CV Effects, Seizure, Psychiatric Effects, Creatinine
General Safety Profile Established  in >4500 Patients with
General Safety Profile Established  in >4500 Patients with
Single Approval Deficiency to Evaluate CV Safety
Single Approval Deficiency to Evaluate CV Safety
Theoretical CV Risk Remains an FDA Concern
Theoretical CV Risk Remains an FDA Concern
OND Outlined a Feasible Plan to Evaluate CV Outcomes
OND Outlined a Feasible Plan to Evaluate CV Outcomes

SUCCESSFUL
BRAND BUILDER
Actos ~$3B in U.S.
Sales in 2009
Prevacid ~$3B in U.S.
Sales in 2009
SCALE
Top 15 Pharma
Significant U.S. Presence
Primary Care Focus
COMMITMENT
TO OBESITY
Partnership
with Amylin
Stated
Strategy
DOMAIN
EXPERIENCE
Leader in
Cardiometabolic
Care
Excellence in
Life Cycle
Management
Takeda is the Ideal Partner for Contrave
Takeda is the Ideal Partner for Contrave

Competitive Product Profile Attractive to Patients
Competitive Product Profile Attractive to Patients
Women Dominate the Market
No Addictive Concerns
Responders Maintained Meaningful
Weight Loss
No Abuse Liability
No DEA Limitations on
Distribution Expected
73%
73%
Sources: Orexigen Quantitative Market Research 2009;  IMS NDTI Audit Data, 6
Months Ending 3/09
Female, Many of
Childbearing Age
Represents one year data for responders (patients with 5% weight loss at week 16 per recommended treatment protocol)

Orexigen Strategic Summary
Orexigen Strategic Summary
Clear path to approval defined by FDA’s OND
Clear path to approval defined by FDA’s OND
Time, cost and probability of success make approval
Time, cost and probability of success make approval
requirements feasible
requirements feasible
Obesity remains a huge market opportunity
Obesity remains a huge market opportunity
Global epidemic with increasing public health concerns
Global epidemic with increasing public health concerns
Contrave has blockbuster, global potential
Contrave has blockbuster, global potential
Target profile indicates potential broad use for the majority of
Target profile indicates potential broad use for the majority of patients
patients
NA partner Takeda has relevant skills and experience
NA partner Takeda has relevant skills and experience
Ex-NA commercial partnership planned
Ex-NA commercial partnership planned
Regulatory Path Clarified
Regulatory Path Clarified
Obesity Unmet Need
Obesity Unmet Need
Orexigen Position
Orexigen Position

25